                                                                    Exhibit 99.3


           PRO FORMA CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)

     The following unaudited pro forma consolidated, condensed financial statements have been prepared to reflect the merger of Dauphin into the Company on a purchase accounting basis. Under purchase accounting, the assets and liabilities of Dauphin are adjusted to their estimated fair value at the date of consummation of the merger.

     The unaudited pro forma consolidated, condensed financial statements give effect to the merger of Dauphin into the Company at the beginning of each period presented, but do not reflect anticipated expenses and nonrecurring charges as a result of, or estimated expense savings and revenue enhancements anticipated to result from, the merger. The unaudited pro forma consolidated, condensed financial statements reflect only the effect of the payment of the merger consideration and estimates relating to the fair value of certain assets, liabilities and other items as more fully described in the notes to the unaudited pro forma consolidated, condensed financial statements, and do not reflect any other purchase accounting adjustments. The actual adjustments to Dauphin's financial statements will be made as of the consummation date of the merger and may be materially different from the amounts presented in the following pro forma consolidated, condensed financial statements.

     The unaudited pro forma consolidated, condensed financial statements are provided for informational purposes, and are not necessarily indicative of the financial condition and results of future operations that would have been achieved had the merger been consummated at the dates indicated. The unaudited pro forma consolidated, condensed financial information should be read in conjunction with the consolidated historical financial statements (and notes thereto) of the Company and with the consolidated historical financial statements (and notes thereto) of Dauphin.

                 Pro Forma Consolidated Statement of Condition
                                March 31, 1997


                                                                  Historical
($ in thousands)                                            ------------------------
                                                               First MD      Dauphin          Pro Forma Adjustments      Pro Forma
                                                                Bancorp      Deposit      ----------------------------    Combined
                                                                3/31/97      3/31/97         (debit)       (credit)       3/31/97
                                                            -----------------------------------------------------------------------
ASSETS
Cash and due from banks                                     $   848,615    $  164,523    $  257,000 (b) $  940,000 (a)  $ 1,013,007
                                                                                            409,721 (c)
                                                                                            273,148 (d)
Money market investments                                        580,915        56,308                      409,721 (c)      227,502
Investment securities available-for-sale                      2,497,045     2,036,728                      273,148 (d)    4,260,625
Assets held-for-sale                                            102,512       190,390                                       292,902
Loans, net of unearned income                                 6,782,130     3,195,348        17,736 (g)                   9,995,214
   Allowance for credit losses                                 (154,806)      (42,443)                                     (197,249)
                                                            -----------------------------------------------------------------------
Loans, net                                                    6,627,324     3,152,905        17,736              0        9,797,965
                                                            -----------------------------------------------------------------------
Premises and equipment                                          106,636        73,509                                       180,145
Due from customers on acceptances                                 8,876                                                       8,876
Goodwill                                                         77,114        13,208       782,308 (a)        475 (e)      826,178
                                                                                             32,463 (h)     11,919 (f)
                                                                                              7,276 (j)     17,736 (g)
                                                                                             25,013 (k)     81,074 (i)
Other intangible assets                                          18,005          915         81,074 (i)                      99,994
Purchased and originated mortgage servicing rights                3,288       13,515            475 (e)                      17,278
Other assets                                                    347,450       78,391         11,919 (f)                     437,760
                                                            -----------------------------------------------------------------------
   TOTAL ASSETS                                             $11,217,780   $5,780,392     $1,898,133     $1,734,073      $17,162,232
                                                            =======================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Domestic deposits:
   Non-interest bearing deposits                            $ 2,364,148   $  488,742                                    $ 2,852,890
   Interest bearing deposits                                  5,188,402    3,564,979                        32,463 (h)    8,785,844
Interest bearing deposits in foreign
   banking office                                                92,152                                                      92,152
                                                            -----------------------------------------------------------------------
   Total deposits                                             7,644,702    4,053,721              0         32,463       11,730,886
                                                            -----------------------------------------------------------------------
Federal funds purchased, securities sold under
   repurchase agreements and other borrowed
   funds, short-term                                          1,460,532    1,065,922                                      2,526,454
Bank acceptances outstanding                                      8,876                                                       8,876
Accrued taxes and other liabilities                             331,090       83,057                         7,276 (j)      446,436
                                                                                                            25,013 (k)
Long-term debt                                                  209,756        4,286          4,286 (a)    257,000 (b)      466,756
Guaranteed preferred beneficial interests in
   Company's junior subordinated debentures                     296,344                                                     296,344
                                                            -----------------------------------------------------------------------
   Total Liabilities                                          9,951,300    5,206,986          4,286        321,752       15,475,752
                                                            -----------------------------------------------------------------------
4.50% Cumulative Redeemable preferred stock                       7,748                                                       7,748

Stockholders' equity                                          1,258,732      573,406        573,406 (a)    420,000 (a)    1,678,732
    TOTAL LIABILITIES, REDEEMABLE PREFERRED
                                                            -----------------------------------------------------------------------
    STOCK AND STOCKHOLDERS' EQUITY                          $11,217,780   $5,780,392     $  577,692     $  741,752      $17,162,232
                                                            =======================================================================

                                   NOTES TO
                 PRO FORMA CONSOLIDATED STATEMENT OF CONDITION


(a) Purchase of outstanding shares, settlement of stock options and conversion of $4.3 million of convertible subordinated debentures of Dauphin for $43.00 per share. For purposes of these proformas, it was assumed that 70% of the Dauphin Deposit Corporation shares would be exchanged for AIB ADR's. As a result, FMB will issue to AIB $420 million in common stock and pay AIB $532 million in cash as consideration for AIB issuing shares to Dauphin Deposit Corporation shareholders.

(b) Issuance of subordinated notes to fund the acquisition.

(c) Use of money market investments to fund the acquisition.

(d) Sale of investment securities to fund the acquisition.

(e) Adjustment of purchased and originated mortgage servicing rights to fair value.

(f) Recordation of the value of pension plan assets in excess of the projected benefit obligation.

(g) Adjustment of loans receivable to fair value.

(h) Adjustment of deposits to fair value.

(i) Recordation of a core deposit intangible.

(j) Adjustment of the liability for post-retirement benefits to the actuarial present value of the postretirement benefit obligation.

(k) Recordation of the estimated tax liability associated with adjustments to the carrying value of loans, pension assets, deposits, mortgage servicing rights, post-retirement benefits and certain identifiable intangible assets.

             PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME

                                MARCH 31, 1997
($ in thousands)

                                                                    THREE MONTHS ENDED MARCH 31, 1997
                                                      ------------------------------------------------------------
                                                            HISTORICAL                                  PRO FORMA
                                                      --------------------
                                                      FIRST MD     DAUPHIN     PRO FORMA ADJUSTMENTS    COMBINED
                                                                             ------------------------
                                                      BANCORP      DEPOSIT   (debit)        (credit)    3/31/97
                                                      ------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                            $136,038     $64,631     $   900 (a)                $199,769
Interest and dividends on investment
  securities                                            40,736      33,144       3,900 (b)                  69,980
Interest on assets held-for-sale                         1,918       3,863                                   5,781
Interest on money market investments                     5,923         307       1,600 (c)                   4,630
                                                      ------------------------------------------------------------
         Total interest and dividend income            184,615     101,945       6,400              0      280,160
                                                      ------------------------------------------------------------

INTEREST EXPENSE
Interest on deposits                                    50,476      40,740                      2,700 (d)   88,516
Interest on Federal funds purchased and
  other short-term borrowings                           20,991      12,428                                  33,419
Interest on long-term debt                               4,638       1,778       4,200 (e)                  10,616
Interest on guaranteed preferred beneficial
  interests in Company's junior subordinated
  debentures                                             4,107                                               4,107
                                                      ------------------------------------------------------------
         Total interest expense                         80,212      54,946       4,200          2,700      136,658
                                                      ------------------------------------------------------------

Net interest income                                    104,403      46,999      10,600          2,700      143,502
Provision for credit losses                              9,900       1,545                                  11,445
                                                      ------------------------------------------------------------
Net interest income after provision for credit
  losses                                                94,503      45,454      10,600          2,700      132,057
                                                      ------------------------------------------------------------
Noninterest income                                      61,258      25,526                                  86,784
Noninterest expenses                                   102,465      47,821       7,400 (f)                 159,686
                                                                                 2,000 (g)
                                                      ------------------------------------------------------------
Income before income taxes                              53,296      23,159      20,000          2,700       59,155
Income tax expense                                      19,193       5,980                      3,800 (h)   21,373
                                                      ------------------------------------------------------------
Net Income                                            $ 34,103     $17,179     $20,000         $6,500     $ 37,782
                                                      ============================================================

             PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME

                               DECEMBER 31, 1996

($ in thousands)
                                                                      YEAR ENDED DECEMBER 31, 1996
                                              ----------------------------------------------------------------------
                                                      HISTORICAL
                                              -------------------------        PRO FORMA ADJUSTMENTS       PRO FORMA
                                               FIRST MD         DAUPHIN     ---------------------------    COMBINED
                                                BANCORP         DEPOSIT        (DEBIT)        (CREDIT)      12/31/96
                                              ----------------------------------------------------------------------

INTEREST INCOME
Interest and fees on loans                      $521,643        $252,975     $ 3,500 (a)                    $  771,118
Interest and dividends on investment
 securities                                      174,141         132,623      15,500 (b)                       291,264
Interest on assets held-for-sale                   9,390          12,050                                        21,440
Interest on money market investments              13,855             956       6,500 (c)                         8,311
                                                ----------------------------------------------------------------------
        Total interest and dividend  income      719,029         398,604      25,500              0          1,092,133
                                                ----------------------------------------------------------------------

INTEREST EXPENSE
Interest on deposits                             205,169         160,914                     10,800 (d)        355,283
Interest on Federal funds purchased and
 other short-term borrowings                      76,428          51,937                                       128,365
Interest on long-term debt                        33,721           3,269      16,700 (e)                        53,690
Interest on guaranteed preferred beneficial
 interests in Company's junior subordinated
  debentures                                          55                      19,500 (i)                        19,555
                                                ----------------------------------------------------------------------
        Total interest expense                   315,373         216,120      36,200         10,800            556,893
                                                ----------------------------------------------------------------------

Net interest income                              403,656         182,484      61,700         10,800            535,240
Provision for credit losses                        6,500           6,000                                        12,500
                                                ----------------------------------------------------------------------
Net interest income after provision for
 credit losses                                   397,156         176,484      61,700         10,800            522,740
                                                ----------------------------------------------------------------------
Noninterest income                               216,892          93,903                                       310,795
Noninterest expenses                             406,861         174,438      29,400 (f)                       618,799
                                                                               8,100 (g)
                                                ----------------------------------------------------------------------
Income before income taxes                       207,187          95,949      99,200         10,800            214,736
Income tax expense                                74,850          25,177                     23,000 (h)         77,027
                                                ----------------------------------------------------------------------
Net Income                                      $132,337         $70,772     $99,200        $33,800           $137,709
                                                ======================================================================


                                   NOTES TO
                  PRO FORMA CONSOLIDATED STATEMENTS OF INCOME


(a) Amortization of the fair value premium on loans associated with the acquisition assuming an amortization period of 5 years.

(b) Reduction in interest income on investment securities due to the sale of securities to fund the acquisition.

(c) Reduction in interest income on money market investments due to the use of investments to fund the acquisition.

(d) Amortization of the fair value premium on deposits associated with the acquisition assuming an amortization period of 3 years.

(e) Increase in interest expense resulting from issuance of subordinated notes to fund the acquisition.

(f) Amortization of goodwill associated with the acquisition assuming an amortization period of 25 years.

(g) Amortization of the core deposit intangible associated with the acquisition assuming an amortization period of 10 years.

(h) Reduction in income tax expense related to certain other pro forma adjustments.

(i) Interest expense resulting from the issuance of guaranteed preferred beneficial interests in Company's junior subordinated debentures to fund the acquisition (December 1996 Pro Form Consolidated Statement of Income only).